UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 16, 2024

HAWAIIAN HOLDINGS INC
(Exact name of registrant as specified in its charter)

Delaware	001-31443	71-0879698
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3375 Koapaka Street, Suite G-350
Honolulu, HI 96819
(Address of principal executive offices, including zip code)

(808) 835-3700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	HA	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07     Submission of Matters to a Vote of Security Holders.

On December 3, 2023, Hawaiian Holdings, Inc. (“Hawaiian”) announced its entry into an Agreement and Plan of Merger, dated as of December 2, 2023 (the “Merger Agreement”), by and among Alaska Air Group, Inc. (“Alaska”), Marlin Acquisition Corp. (“Merger Sub”) and Hawaiian. The Merger Agreement provides for Merger Sub to be merged with and into Hawaiian, with Hawaiian surviving as a wholly owned subsidiary of Alaska (the “Merger”).

In connection with the Merger, Hawaiian held a special meeting of stockholders on February 16, 2024, at 11:30 a.m., Hawaiʻi time (the “Special Meeting”).

As of January 3, 2024, the record date for the Special Meeting (the “Record Date”), there were 51,824,365 shares of Hawaiian’s capital stock issued, outstanding and entitled to vote at the Special Meeting, consisting of 51,824,362 shares of Hawaiian’s common stock and one share each of Hawaiian’s Series B Special Preferred Stock, Hawaiian’s Series C Special Preferred Stock and Hawaiian’s Series D Special Preferred Stock (collectively, the “Shares”). Each Share was entitled to one vote on each proposal at the Special Meeting. At the Special Meeting, 34,374,610 Shares were present in person or represented by proxy.

The following are the voting results of the proposals considered and voted on at the Special Meeting, each of which is described in Hawaiian’s definitive proxy statement, dated January 9, 2024, filed by Hawaiian with the Securities and Exchange Commission (the “Proxy Statement”).

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Proposal 1: To adopt the Merger Agreement.	33,714,935	574,520	85,155	0
Proposal 1 was approved

Proposal 2: To approve, on a non-binding, advisory basis, the compensation that will or may become payable by Hawaiian to its named executive officers in connection with the Merger.	28,630,166	3,366,737	2,377,707	0
Proposal 2 was approved

Proposal 3 described in the Proxy Statement (relating to the adjournment of the Special Meeting, if necessary or appropriate) was rendered moot and was not presented at the Special Meeting as a result of the approval of Proposal 1.

Item 8.01 Other Events.

On February 16, 2024, Hawaiian issued a press release announcing approval of the Merger Agreement by its stockholders. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference in its entirety.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, issued by Hawaiian Holdings, Inc., dated February 16, 2024
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 20, 2024

HAWAIIAN HOLDINGS, INC.

	By:	/s/ Aaron J. Alter
		Name:	Aaron J. Alter
		Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary